UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 24, 2012
Date of Report (Date of earliest event reported)

CCOM Group, Inc.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In Forms 8-K filed by the Company (formerly Colonial Commercial Corp.) on March 26, 2010, April 15, 2011 and October 20, 2011, the Company reported among other things that Universal Supply Group, Inc., a wholly owned subsidiary of the Company (“Universal”), had executed an 8% secured promissory note (the "Goodman Note") to Goodman Company, L.P. and certain of its affiliates (“Goodman”) in the initial principal amount of $2 million. The Goodman Note was subordinated to KeyBank National Association (“KeyBank”). As of October 24, 2012, the outstanding principal amount of the Goodman Note was $1,066,164.05 and $7,107.76 of accrued interest was outstanding. The Goodman Note obligated Universal to make $29,195.00 consecutive monthly payments to Goodman, applied first to accrued interest and then to principal, with a final $467,465 balloon payment to be made on November 24, 2014.

The Company and Universal entered into the following transactions as of October 24, 2012:

Universal paid $950,000 to Goodman in full payment and satisfaction of the Goodman Note.

The Company financed the $950,000 payment by Universal to Goodman by borrowing an aggregate of $950,000 from five investors, of which (i) $350,000 was borrowed from Goldman Associates of New York, Inc. (“Goldman Associates”), (ii) $200,000 was borrowed from John A. Hildebrandt, (iii) $200,000 was borrowed from Paul H. Hildebrandt, (iv) $100,000 was borrowed from William Pagano and (v) $100,000 was borrowed from Rita Folger. William Pagano is the Chief Executive Officer of the Company and the President of Universal. Michael Goldman is the president and majority shareholder of Goldman Associates and is the Chairman of the Board of the Company.

The Company executed unsecured promissory notes (the “Investor Notes”) to the investors in respect of these borrowings in the form set forth as an exhibit to this report. The Investor Notes accrue interest at 8% per annum and provide that they are to be amortized in full in equal monthly installments aggregating $19,810.40 per month commencing April 2013 and ending March 2018, applied first to accrued interest and then to principal. The Investor Notes are subordinated to present and future obligations to KeyBank. The Company has the option to prepay the Investor Notes at any time in whole or in part without penalty.

In connection with these transactions, KeyBank, the Company, Universal and certain other subsidiaries of the Company entered into a Second Amendment dated as of October 24, 2012 to the Credit and Security Agreement dated as of October 18, 2011.

The foregoing descriptions are qualified in their entirety by reference to the exhibits that are filed with this report or that are incorporated into this report. All exhibits are incorporated into this Item 1.01 by reference.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.01
Credit and Security Agreement dated October 18, 2011 by and among CCOM Group, Inc. (formerly, Colonial Commercial Corp.), Universal Supply Group, Inc., The RAL Supply Group, Inc. S&A Supply, Inc. and KeyBank National Association (“Credit Security Agreement”); incorporated herein by reference from Exhibit 10.01 to the Company's Form 8-K filed on October 19, 2011.

10.02	First Amendment to the Credit Security Agreement, dated as of May 17, 2012; incorporated herein by reference from Exhibit 10.02 to the Company's Form 8-K filed on May 23, 2012.

10.03	Form of Second Amendment to the Credit Security Agreement, dated as of October 24, 2012; filed herewith.

10.04	Form of Promissory Note, by CCOM Group, Inc. in favor of the Holder, dated as of October 24, 2012; filed herewith.

10.05	Form of Letter by Universal to Goodman, dated October 24, 2012; filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCOM GROUP, INC.
(Registrant)

Date: October 30, 2012	/s/ William Salek
William Salek
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.01
Credit and Security Agreement dated October 18, 2011 by and among CCOM Group, Inc. (formerly, Colonial Commercial Corp.), Universal Supply Group, Inc., The RAL Supply Group, Inc. S&A Supply, Inc. and KeyBank National Association (“Credit Security Agreement”); incorporated herein by reference from Exhibit 10.01 to the Company's Form 8-K filed on October 19, 2011.

10.02	First Amendment to the Credit Security Agreement, dated as of May 17, 2012; incorporated herein by reference from Exhibit 10.02 to the Company's Form 8-K filed on May 23, 2012.

10.03	Form of Second Amendment to the Credit Security Agreement, dated as of October 24, 2012; filed herewith.

10.04	Form of Promissory Note, by CCOM Group, Inc. in favor of the Holder, dated as of October 24, 2012; filed herewith.

10.05	Form of Letter by Universal to Goodman, dated October 24, 2012; filed herewith.